NEWS RELEASE DATE: November 11, 2019 CONTACT: Dan Lombardo, InvenTrust Properties Corp. 630-570-0605 or dan.lombardo@inventrustproperties.com InvenTrust Properties Corp. Announces Dividend Rate Increase of 3% For Fourth Consecutive Year Downers Grove, Ill. – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) today announced that its Board of Directors has approved a three percent increase to InvenTrust’s annual dividend rate, from $0.0737 per share of common stock to $0.0759 per share of common stock, effective for the April 2020 quarterly distribution. Dividends payable on or around April 13, 2020 will be in the amount of $0.018975 per share of common stock to each stockholder of record as of the close of business on March 31, 2020. “We are pleased to announce our fourth consecutive three percent increase in our annual distribution,” said Thomas P. McGuinness, President and Chief Executive Officer of InvenTrust. “This increase demonstrates the confidence the Board continues to have in InvenTrust’s financial condition and in management’s ability to execute on the company’s strategy going forward.” About InvenTrust Properties Corp. InvenTrust Properties Corp. is a pure-play retail company with a focus on grocery-anchored open-air centers in key growth markets with favorable demographics. This disciplined acquisition strategy, along with our innovative and collaborative property management approach, ensures the success of both our tenants and business partners and drives net operating income growth for the Company. InvenTrust became a self-managed REIT in 2014 and a GRESB member in 2018. As of September 30, 2019, the company is an owner and manager of 68 retail properties, representing 11.9 million square feet of retail space. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see our filings with the securities and Exchange Commission (“SEC”), including the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor there be any sale of securities referred to in this letter, in any jurisdiction in which any such offer, solicitation or sale is not permitted.